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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 1999


                          Commission file number 1-5064


                                  Jostens, Inc.
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             (Exact name of Registrant as specified in its charter)



Minnesota                                 41-0343440
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(State or other jurisdiction of           (I.R.S. Employer Identification
 incorporation or organization)            number)



5501 Norman Center Drive, Minneapolis, Minnesota        55437
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(Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code: (612-830-3300)


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Item 5.  Other Events

         In a press release dated July 21, 1999, the company announced earnings for the three and six months ended July 3, 1999. The news release is attached as Exhibit 99 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

         (c)     Exhibits required by Item 601 of Regulation S-K

                 Exhibit No.       Description
                 -----------       -----------
                 99                Press release dated July 21, 1999


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       JOSTENS, INC.
                                       Registrant


Date:  July 21, 1999                   By /s/ Robert C. Buhrmaster
                                          -------------------------------------
                                          Robert C. Buhrmaster
                                          Chairman of the Board, President and
                                           Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit                                       Description
-------                                       -----------
99                                            Press release dated July 21, 1999